UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 10, 2009

Northern Trust Corporation

(Exact name of Registrant as specified in its charter)

Delaware	0-5965	36-2723087
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

50 South LaSalle Street, Chicago, Illinois	60603
(Address of principal executive offices)	(Zip Code)

(312) 630-6000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.05. Amendments to the Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics

On November 10, 2009, the Board of Directors of Northern Trust Corporation (the “Corporation”) adopted amendments to the Corporation’s Code of Business Conduct and Ethics (the “Code”). The amended Code supersedes the Code of Business Conduct and Ethics adopted by the Board of Directors of the Corporation on November 11, 2008. A copy of the Code, as amended, is filed as Exhibit 14.1 and incorporated herein by reference.

The following is a summary of the adopted amendments: (a) all persons covered by the Code are expressly instructed not to speak about the Corporation on the Internet and other media unless expressly authorized; (b) the list of laws in the Code with which the Corporation and its directors, officers, and employees must comply, which is not an exhaustive list, was expanded to refer to laws regulating political contributions and lobbying; (c) the statement of legal prohibitions states that certain laws may be violated when acting through a conduit; (d) the section of the Code on bribery and kickbacks underscores the broad scope of the applicable laws; (e) the obligation to report certain events was expanded to expressly include suspected criminal or regulatory violations; (f) the Code expressly states, consistent with long-standing policy, that the Corporation has proprietary rights in all property created or developed for it or created using the Corporation’s resources, including the use of the Corporation’s name; (g) the detailed provisions in Section VI of the Code regarding the disposition of reports made pursuant to the Code have been relocated, without substantive change, to an internal policy of the Corporation.

The amendments took effect upon adoption by the Board of Directors.

Item 8.01. Other Events.

Also on November 10, 2009, the Board of Directors of the Corporation adopted amendments to the Corporation’s Corporate Governance Guidelines (the “Guidelines”). The amendments to the Guidelines provide, among other things, that the Board of Directors may from time to time appoint up to three advisory directors to serve until the meeting of the Board of Directors following the next annual meeting of stockholders or until such advisory director’s earlier resignation or termination.

The amended Guidelines supersede the Corporate Governance Guidelines adopted by the Board of Directors of the Corporation on January 23, 2009. A copy of the Guidelines, as amended, is filed as Exhibit 99.1 and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

14.1	Code of Business Conduct and Ethics, as amended through November 10, 2009.
99.1	Corporate Governance Guidelines, as amended through November 10, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Northern Trust Corporation

Date: November 10, 2009	By:	/S/ ROSE A. ELLIS
Rose A. Ellis Corporate Secretary

EXHIBIT INDEX

Exhibit Number	Description of Exhibit
14.1	Code of Business Conduct and Ethics, as amended through November 10, 2009.
99.1	Corporate Governance Guidelines, as amended through November 10, 2009.